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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                             ---------------------

                                    FORM 8-K
                             ---------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2001

                             LORAL CYBERSTAR, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         0-22085                       52-1564318
 (State or other jurisdiction      (Commission File Number)              (IRS Employer
       of incorporation)                                              Identification No.)

           2440 RESEARCH BOULEVARD
                  SUITE 400
          ROCKVILLE, MARYLAND 20850                                20850
  (Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 258-8101

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ITEM 5.  OTHER EVENTS.

     On November 23, 2001, Loral CyberStar, Inc., a Delaware corporation ("Loral CyberStar"), commenced an exchange offer and consent solicitation for approximately $927 million aggregate principal amount of its issued and outstanding 11 1/4% Senior Notes due 2007 (the "Senior Notes") and 12 1/2% Senior Discount Notes due 2007 (the "Senior Discount Notes").

     The exchange offer and consent solicitation will expire at midnight, New York City time, on Thursday, December 20, 2001, unless extended or terminated.

     Under the terms of the offer, holders of the Senior Notes and Senior Discount Notes would receive in total up to $675 million principal amount of new Loral CyberStar 10% Senior Notes due July 15, 2006, (the "New Notes") which will be guaranteed by Loral Space & Communications Ltd., a Bermuda corporation ("Loral Space"), together with five-year warrants to purchase up to approximately 6.7 million shares of Loral Space's common stock (less than two percent of outstanding Loral Space shares) at 110 percent of the market price of Loral Space stock calculated over the ten consecutive trading days preceding the second trading day before the closing of the exchange offer. A copy of the form of indenture related to the New Notes and the form of guarantee agreement between Loral Space and Bankers Trust Company, as trustee are included as exhibits to this filing and are incorporated herein by reference.

     Currently, Loral SpaceCom Corporation, a subsidiary of Loral Space and a Delaware corporation ("SpaceCom"), holds a $79.7 million note payable on demand, which ranks equally with all of the unsubordinated indebtedness of Loral CyberStar. In connection with the completion of the exchange offer, SpaceCom will cancel the existing note, and Loral CyberStar will transfer its data services business to SpaceCom and issue a new $29.7 million subordinated note due 2006 to SpaceCom, having an interest rate of 10% per annum. This new note will be guaranteed on a subordinated basis by Loral Space and will not be guaranteed by the existing or future restricted subsidiaries of CyberStar. A copy of the form of $29.7 million aggregate principal amount, 10% subordinated note due 2006 and the form of the subordinated guarantee agreement between Loral Space and SpaceCom are included as exhibits to this filing and incorporated herein by reference.

     For additional information about the exchange offer please contact the information agent, Morrow & Co., Inc., at the following numbers: for banks & brokerage firms call: 800-654-2468, for U.S. noteholders call: 800-607-0088 and for international noteholders call collect: 212-754-8000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     99.1 Form of Indenture by and among Loral CyberStar, certain of its subsidiaries, Loral Space and Bankers Trust Company, as trustee, with form of 10% Senior Notes due 2006, included therein.(1)

99.2 Form of Guaranty Agreement between Loral Space and Bankers Trust Company, as Trustee.(2)

99.3 Form of $29.7 million aggregate principal amount, 10% Subordinated Note due 2006, in the aggregate principal amount of $29.7 million, made by Loral CyberStar and issued to SpaceCom.

     99.4 Form of Subordinated Guaranty Agreement between Loral Space and SpaceCom with respect to the 10% Subordinated Note due 2006.

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(1) This exhibit No. 99.1 amends and supersedes exhibit No. 4.7 to Amendment No.
    1 to the Registration Statement on Form S-4 (SEC File No. 333-73600) filed with the Securities and Exchange Commission on November 21, 2001.

(2) This exhibit No. 99.2 amends and supersedes exhibit No. 4.8 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600) filed with the Securities and Exchange Commission on November 21, 2001.
                                        2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LORAL CYBERSTAR, INC.

                                          By:      /s/ JANET T. YEUNG
                                            ------------------------------------
                                              Name: Janet T. Yeung
                                              Title: Vice President and
                                              Assistant Secretary

Date: December 14, 2001

                                        3
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
-------                     ----------------------
99.1     Form of Indenture by and among Loral CyberStar, certain of its subsidiaries, Loral Space and Bankers Trust Company, as trustee, with form of 10% Senior Notes due 2006, included
         therein.(1)
99.2     Form of Guaranty Agreement between Loral Space and Bankers
         Trust Company, as Trustee.(2)
99.3     Form of $29.7 million aggregate principal amount, 10%
         Subordinated Note due 2006, in the aggregate principal
         amount of $29.7 million, made by Loral CyberStar and issued to SpaceCom.
99.4     Form of Subordinated Guaranty Agreement between Loral Space and SpaceCom with respect to the 10% Subordinated Note due
         2006.

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(1) This exhibit No. 99.1 amends and supersedes exhibit No. 4.7 to Amendment No.
    1 to the Registration Statement on Form S-4 (SEC File No. 333-73600) filed with the Securities and Exchange Commission on November 21, 2001.

(2) This exhibit No. 99.2 amends and supersedes exhibit No. 4.8 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600) filed with the Securities and Exchange Commission on November 21, 2001.